SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                September 13, 2005
               ------------------------------------------------
               Date of Report (date of earliest event reported)


                          DELTA PETROLEUM CORPORATION
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             Exact name of Registrant as Specified in its Charter


         Colorado                  0-16203                 84-1060803
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State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


                                  Suite 4300
                                370 17th Street
                             Denver, Colorado, 80202
         ----------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code


                                (303) 293-9133
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             Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On September 13, 2005, Delta Petroleum Corporation reported its operating results for the fiscal year and quarter ended June 30, 2005. The Press Release is attached hereto as Exhibit 99.1.

ITEM 5.03 AMENDMENTS OF ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On September 14, 2005, the Board of Directors of Delta Petroleum Corporation (the "Company") adopted a new fiscal year for the Company. The new fiscal year will end on December 31. The Company previously had a fiscal year end of June 30.

     The Company will file a Transition Report on Form 10-K for the six month period that will end on December 31, 2005.

ITEM 8.01  OTHER EVENTS.

     On September 13, 2005, the Company filed a Form 8-K dated September 7, 2005, concerning the entry into an agreement with Savant Resources, LLC to acquire certain oil and gas properties. That Form 8-K incorrectly stated that after the proposed acquisition of the acreage in the Columbia River Basin we would own approximately 310,000 net acres in that area. It should have stated that we would own approximately 350,000 net acres in the Columbia River Basin.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibit is furnished pursuant to Item 2.02, is not be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Delta Petroleum Corporation's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

     Exhibit 99.1     Press Release dated September 13, 2005


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DELTA PETROLEUM CORPORATION
                                      (Registrant)


Date:  September 14, 2005            By: /s/ Kevin K. Nanke
                                        -----------------------------
                                        Kevin K. Nanke, Treasurer
                                        and Chief Financial Officer